MANAGED MUNICIPALS
PORTFOLIO INC.


QUARTERLY REPORT

August 31, 1996


[GRAPHIC]


SMITH BARNEY
----------------------------------

A Member of TravelersGroup  [LOGO]

                                   [GRAPHIC]

                              Managed Municipals
                                Portfolio Inc.

--------------------------------------------------------------------------------
                                August 31, 1996
--------------------------------------------------------------------------------


Dear Shareholder:

        We are pleased to provide you with the first quarter report for the Managed Municipals Portfolio Inc. (the "Portfolio") for the three-month period ended August 31, 1996. Over the three-month period covered by this report, the Portfolio distributed dividends totaling $0.18 per share. The table below details the annualized distribution rates based on the Portfolio's August 31, 1996 net asset value (NAV) per share and New York Stock Exchange (NYSE) closing price:

                Price                                   Annualized
              Per Share                              Distribution Rate
           ---------------                        -----------------------
            $12.02 (NAV)                                   5.99%
            $11.63 (NYSE)                                  6.19%

        For the three months ended August 31, 1996, the Portfolio had a total return on NAV of 0.79%. In comparison, closed end municipal bond funds posted an average total return of 2.22% for the same time period, as reported by Lipper Analytical Services, Inc. (Lipper is an independent fund tracking organization.)

Municipal Bond Market Update

        Although this has been a challenging period for the fixed income markets, the municipal bond market has outperformed the U.S. government bond market. In our view, this can be attributed to the modest supply of municipal bonds that have been issued. In recent months, investors have been seeking to reinvest proceeds of municipal bonds that have either matured or been called, back into the municipal bond market. However, at the same time, the supply of new issues has been far below recent averages, and is very close to the low for the year. This increased demand combined with light supply has caused municipal bond prices to stay higher, and yields to conversely remain lower, relative to those of U.S. Treasury securities.

                                   [GRAPHIC]

Portfolio's Investment Strategy

        The Portfolio had maintained a more defensive investment strategy from the end of 1995 up until May of 1996. We purchased higher coupon issues and shortened maturities so that at the beginning of 1996 we were in a position to protect the Portfolio's NAV in a rather hostile market environment. We maintained this conservative position through the middle of May until the yield on the 30-year U.S. Treasury bond rose above 7.10% and yields on high grade long-term municipal bonds rose above 6.20%. At this point we changed the Portfolio's investment strategy because we believed it was time to lock in those yields as we became more positive on the market. Since May, every time municipal bond yields have risen even close to those levels, we have added to our existing high grade discount coupon positions because we feel the market at these rates is quite attractive. In addition, we have added issues with longer maturities. As of August 31, 1996, the Portfolio's average weighted maturity was 22.7 years versus 20 years on May 31, 1996.

        As of August 31, 1996, approximately 85% of the Portfolio's holdings were rated investment grade (BBB/Baa and higher) by either Standard and Poor's Corporation or Moody's Investors Service Inc., with about 38% of the Portfolio invested in AAA/Aaa bonds, the highest possible rating. (Standard and Poor's and Moody's are two major credit reporting and bond rating agencies.) The Portfolio's largest holdings are concentrated in general obligation bonds (15.1%), hospital bonds (12.4%), transportation bonds (12.7%) and utility bonds (12.5%).

Municipal Bond Market Outlook

        Going forward, we expect the municipal bond market should benefit from a comfortably low inflation rate, a Federal Reserve that seems content with short-term rates right where they are, an economy that is not overly robust, and municipalities that are issuing new debt sparingly. For these reasons, we maintain a positive outlook on the market for the balance of 1996.

                                   [GRAPHIC]

        As stated in our municipal bond market update, supply has been light, which has allowed municipal bonds to outperform government bonds for all of 1996, and will do so going forward. In our view, the rate of U.S. economic growth should moderate somewhat in the next quarter or two, and allow long-term rates to ease from their current levels. The market at today's levels is attractively priced and, with limited supply, provides investors with attractive after-tax yields. Furthermore, municipal bonds may offer capital appreciation possibilities if the economic numbers ease at all.

        In closing, thank you for investing in the Managed Municipals Portfolio, Inc. We look forward to continuing to help you achieve your financial goals.


Sincerely,

/s/ Heath B. McLendon                           /s/ J.P. Deane

Heath B. McLendon                               Joseph P. Deane
Chairman and                                    Vice President and
Chief Executive Officer                         Investment Officer

September 24, 1996

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                          August 31, 1996 (unaudited)
--------------------------------------------------------------------------------


 Face
Amount          Rating            Security                              Value
================================================================================
MUNICIPAL BONDS AND NOTES - 99.8%
Alaska - 2.8%
                          Valdez, AK Marine Terminal Revenue,
                           BP Pipelines Inc. Project:
$ 6,500,000     AA          Series A, 5.850% due 8/1/25              $ 6,264,375
  6,000,000     AA          Series B, 5.500% due 10/1/28               5,520,000
--------------------------------------------------------------------------------
                                                                      11,784,375
--------------------------------------------------------------------------------
California - 10.7%
  2,000,000     A         California Financing Authority PCR,
                            San Diego Gas & Electric,
                            Series A, 5.900% due 6/1/14                2,022,500
  1,725,000     Aa*       California HFA Revenue, Home
                            Mortgage, Series B,
                            5.700% due 2/1/25                          1,625,812
  1,500,000     AAA       California Health Facilities
                            Financing Authority
                            Revenue, Insured Health Facility-
                            Mark Twain, MBIA-Insured,
                            6.000% due 7/1/19                          1,515,000
  6,225,000     AAA       California Public Works Board,
                            Lease Revenue,
                            Department of Corrections
                            CA Prison,
                            MBIA-Insured, Series D,
                            5.375% due 6/1/18                          5,765,906
  2,500,000     AAA       Cerritos, CA PFA Revenue,
                            (Los Coyotes Redevelopment
                            Project), Series A, AMBAC-
                            Insured, 5.750% due 11/1/22                2,456,250
  1,500,000     AAA       East Bay, CA Municipal Utility
                            District No. 001, Series E,
                            FGIC-Insured, 5.000% due 4/1/15            1,344,375
  1,000,000     AAA       El Dorado County, CA Public Agency
                            Financing Authority Revenue,
                            FGIC-Insured, 5.600% due 2/15/12             986,250
  3,300,000     BBB       Los Angeles, CA Regional Airport
                            Improvement Corp., Los Angeles
                            International Airport Lease
                            Revenue, 6.500% due 1/1/32(a)              3,188,625
 12,575,000     AAA       Los Angeles, CA Waste Water System
                            Revenue, Series A, MBIA-Insured,
                            5.700% due 6/1/20                         12,056,281
  5,500,000     AAA       Los Angeles County, CA Metropolitan,
                            Transportation Authority, Sales
                            Tax Revenue, Series A, MBIA-Insured,
                            5.625% due 7/1/18                          5,328,125
  5,000,000     AAA       Orange County, CA Recovery COP,
                            Series A, MBIA-Insured,
                            6.000% due 7/1/26                          5,018,750
  3,140,000     AAA       Rancho Mirage, California
                            Redevelopment Agency Tax Allocation,
                            (Redevelopment Plan-1984 Project),
                            Series M, MBIA-Insured,
                            5.000% due 4/1/24                          2,747,500

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


 Face
Amount          Rating            Security                              Value
================================================================================

California - 10.7% (continued)
$ 2,000,000     AAA       University of California Revenue,
                           Multiple Purpose Projects, Series C,
                           AMBAC-Insured, 5.000% due 9/1/23          $ 1,733,955
--------------------------------------------------------------------------------
                                                                      45,789,329
--------------------------------------------------------------------------------
Colorado - 11.5%
  5,000,000     Baa*      Arapahoe County, CO Capital Improvement,
                           Public Highway Authority, 7.000%
                           due 8/31/26                                 5,275,000
  2,000,000     BBB+      Colorado Springs, CO Airport Revenue,
                           Series A, 7.000% due 1/1/22(a)              2,070,000
  5,000,000     AA        Colorado Springs, CO Utilities Revenue
                           Refunding & Improvement, Series A,
                           5.125% due 11/15/23                         4,431,250
100,000,000     Aaa*      Dawson Ridge Metropolitan District No. 1,
                           Series B, (Escrowed to Maturity with
                           U.S. Government Securities),
                           zero coupon due 10/1/22                    16,000,000
                          Denver, CO City and County Airport Revenue,
                           Series C:
  4,000,000     BBB         6.750% due 11/15/22(a)                     4,045,000
 18,325,000     BBB         6.125% due 11/15/25(a)                    17,156,781
--------------------------------------------------------------------------------
                                                                      48,978,031
--------------------------------------------------------------------------------
Connecticut - 1.9%
  3,000,000     Aa*       Connecticut State, GO, Series A,
                           5.800% due 3/15/13                          3,015,000
  4,000,000     AAA       Connecticut State Health & Educational
                           Facilities Authority Revenue,
                           Yale-New Haven Hospital, Series H,
                           MBIA-Insured, 5.700% due 7/1/25             3,850,000
  1,500,000     AA-       Connecticut State Community Development
                           Authority, Special Obligation, Series A,
                           5.550% due 12/15/15                         1,428,750
--------------------------------------------------------------------------------
                                                                       8,293,750
--------------------------------------------------------------------------------
Florida - 9.1%
  6,000,000     AAA       Dade County, FL School Board COP, Series B,
                           AMBAC-Insured, 5.600% due 8/1/26            5,730,000

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


 Face
Amount          Rating          Security                                  Value
================================================================================
Florida -- 9.1% (continued)
                          Florida Board of Education, Capital
                            Outlay Refunding, Series D:
$10,800,000     AA            5.125% due 6/1/18                      $ 9,801,000
  2,000,000     AA            5.200% due 6/1/23                        1,792,500
  5,000,000     AA        Florida State Department of
                             Transportation GO, Right of Way,
                             5.500% due 7/1/21                         4,750,000
  4,000,000     AA        Florida State Refunding, Dade County
                             Road, 5.125% due 7/1/17                   3,685,000
  2,000,000     AAA       Escambia County, Fl, School Board COP,
                             Series 1, MBIA-Insured, 5.500%
                              due 2/1/16                               1,930,000
  5,000,000     BBB-      Martin County, FL IDA, (Indiantown
                             Cogeneration  Project), Series A,
                             7.875% due 12/15/25(a)                    5,606,250
                          Tampa, FL Revenue Bonds,
                             (Florida Aquarium Inc. Project):
  3,000,000     NR             7.550% due 5/1/12                       3,236,250
  2,000,000     NR             7.750% due 5/1/27(b)                    2,167,500
--------------------------------------------------------------------------------
                                                                      38,698,500
--------------------------------------------------------------------------------
Illinois -- 2.7%
  5,645,000     AAA       Chicago, IL Waste Water Transmission
                             Revenue, FGIC-Insured,
                             5.000% due 1/1/15                         5,059,331
                          Illinois Health Facilities Authority
                             Revenue:
  4,000,000     AAA           Sinai Health System, AMBAC-Insured,
                                6.100% due 2/15/24                     3,900,000
  2,500,000     AAA           Trinity Medical Center, FSA-Insured,
                                6.000% due 7/1/28                      2,475,000
--------------------------------------------------------------------------------
                                                                      11,434,331
--------------------------------------------------------------------------------
Indiana -- 1.8%
  2,500,000     Aaa*      Indiana State HFA Single Family
                             Mortgage Revenue, Series A-1,
                             GNMA/FNMA- Collateralized,
                             6.250% due 7/1/28                         2,515,625
  5,000,000     Aa3*      Indiana Port Commission Revenue
                             Refunding Project, (Cargill Inc.
                             Project), 6.875% due 5/1/12
--------------------------------------------------------------------------------
                                                                       7,884,375
--------------------------------------------------------------------------------
Louisiana -- 1.4%
  5,500,000     Aa3*      Saint Martin Parish, LA Industrial
                             Project, (Cargill Inc. Project),
                             6.625% due 10/1/12                        5,809,375
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


 Face
Amount          Rating          Security                                Value
================================================================================

Maryland - 2.2%
$10,000,000     NR       Maryland State Energy Financing
                          Adminstration, Solid Waste Disposal
                          Revenue, Limited Obligation, (Hagerstown
                          Project), 9.000% due 10/15/16(b)(c)        $ 8,287,500
  1,000,000     AA       Maryland State Industrial Development
                          Financing Authority Revenue Refunding,
                          Holy Cross Health System Corp.,
                          5.700% due 12/1/10(b)                        1,006,250
--------------------------------------------------------------------------------
                                                                       9,293,750
--------------------------------------------------------------------------------
Massachusetts - 1.7%
 10,000,000     NR       Massachusetts State IFA, Solid Waste
                          Disposal Revenue, Massachusetts Recyclin g
                          Association, Series A, 9.000% due 8/1/16(c)  5,000,000
  2,750,000     A+       Massachusetts State Turnpike Authority
                          Revenue, Series A, 5.000% due 1/1/20         2,371,875
--------------------------------------------------------------------------------
                                                                       7,371,875
--------------------------------------------------------------------------------
Michigan - 5.5%
  2,000,000     NR       Michigan State Strategic Funding, Limited
                          Obligation Revenue, (Blue Water Fiber
                          Project), 8.000% due 1/1/12(a)(c)            1,500,000
                         Michigan State HDA, Single Family Mortgage
                          Revenue, Series A:
  1,750,000     AA+        6.000% due 12/1/15                          1,725,937
  2,415,000     AA+        6.050% due 12/1/17                          2,381,794
 16,375,000     NR       Midland County, MI Economic Development
                          Corporation, PCR, Limited Obligation,
                          Series B, 9.500% due 7/23/09(a)             17,848,750
--------------------------------------------------------------------------------
                                                                      23,456,481
--------------------------------------------------------------------------------
Minnesota - 4.9%
  2,500,000     Aa3*     Duluth, MN Seaway Port Authority, IDA,
                          Dock & Wharf Revenue, (Cargill Inc.
                          Project), 6.800% due 5/1/12                  2,662,500
 15,305,000     Baa*     St. Paul, MN Housing and Redevelopment
                          Authority, Health East Project, Series D,
                          9.750% due 11/1/17(b)                       16,280,694
  2,000,000     AAA      Western Minnesota Municipal Power Agency
                          Revenue, Series A, AMBAC-Insured,
                          5.500% due 1/1/10                            1,975,000
--------------------------------------------------------------------------------
                                                                      20,918,194
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


 Face
Amount          Rating          Security                                Value
================================================================================
Montana -- 1.7%
$ 8,000,000     NR      Montana State Board Investment Resources
                         Recovery, (Yellowstone Energy Project),
                         7.000% due 12/31/19(a)                      $ 7,410,000
--------------------------------------------------------------------------------
Nebraska -- 0.8%
  4,000,000     AAA     Nebraska Public Power District Revenue,
                         Series A, MBIA-Insured, 5.250%
                         due 1/1/28                                    3,590,000
--------------------------------------------------------------------------------
New Hampshire -- 0.7%
  3,000,000     Aa*     New Hampshire State Housing Finance
                         Authority, Single-Family Mortgage Revenue,
                         6.300% due 1/1/26(a)                          2,958,750
--------------------------------------------------------------------------------
Nevada -- 1.9%
  8,000,000     AAA     Clark County, NV School District, Series A,
                         MBIA-Insured, 5.875% due 6/15/14              8,010,000
--------------------------------------------------------------------------------
New Jersey -- 1.9%
  5,200,000     A+      Hudson County, NJ Improvement Authority,
                         6.625% due 8/1/25                             5,447,000
  2,910,000     A+      South Jersey Port Corporation,
                         Marine Terminal, Series G,
                         MBIA-Insured, 5.600% due 1/1/23               2,680,837
--------------------------------------------------------------------------------
                                                                       8,127,837
--------------------------------------------------------------------------------
New York -- 8.1%
  4,000,000     Baa1*   City University, NY COP, John Jay College,
                         5.750% due 8/15/04(c)                         3,990,000
  1,555,000     BBB+    New York City, NY GO, Series G,
                         5.750% due 2/1/14                             1,444,206
                        New York City Municipal Water Financing
                         Authority, Water & Sewer System Revenue:
                           Series A:
  4,000,000     A*           5.500% due 6/15/20                        3,690,000
  2,090,000     A*           5.500% due 6/15/23                        1,925,413
                           Series B, MBIA-Insured:
  3,500,000     AAA          5.500% due 6/15/19                        3,303,125
  8,000,000     AAA          5.750% due 6/15/26                        7,730,000
  3,960,000     AAA     New York State Dormitory Authority Revenue,
                         City University, AMBAC-Insured,
                         5.250% due 7/1/11                             3,811,500
  2,000,000     A       New York State Local Government Assistance
                         Corp., Series D, 5.000% due 4/1/23            1,720,000

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


 Face
Amount          Rating          Security                                Value
================================================================================

New York - 8.1% (continued)
$ 2,000,000     AAA   New York State MTA Commuter Facilities
                       Revenue, Series A, FGIC-Insured,
                       6.100% due 7/1/26                            $  2,017,500
  1,000,000     AAA   New York State Urban Development Corp.
                       Revenue, Series D, Correctional
                       Facilities, MBIA-Insured, 5.500%
                       due 1/1/25                                        937,500
  4,500,000     Aa*   Triborough Bridge & Tunnel Authority,
                       5.000% due 1/1/24                               3,853,125
--------------------------------------------------------------------------------
                                                                      34,422,369
--------------------------------------------------------------------------------
North Carolina - 0.9%
  4,000,000     AAA   New Hanover County, NC Hospital Revenue,
                       (New Hanover Medical Center Project),
                       AMBAC-Insured, 5.750% due 10/1/16               3,925,000
--------------------------------------------------------------------------------
Ohio - 0.5%
  2,000,000     AAA   Ohio State Water Development Authority
                       Revenue, Fresh Water Services,
                       AMBAC-Insured, 5.900% due 12/1/21               2,002,500
--------------------------------------------------------------------------------
South Carolina - 0.9%
  1,700,000     Aa*   South Carolina Housing Financial &
                       Development Authority Mortgage Revenue,
                       Heritage Apartments, Series A, FHA-Insured,
                       6.150% due 7/1/25                               1,674,500
  2,000,000     BBB+  Myrtle Beach, SC COP, Myrtle Beach
                       Convention Center Project, 6.875%
                       due 7/1/07                                      2,095,000
--------------------------------------------------------------------------------
                                                                       3,769,500
--------------------------------------------------------------------------------
Texas - 8.7%
  5,500,000     Aaa*  Arlington, TX ISD, PSFG, 5.750% due
                       2/15/21                                         5,417,500
  3,000,000     AAA   Bexar County, TX Health Facilities
                       Development Corp., FSA-Insured, 6.100%
                       due 11/15/23                                    3,045,000
                      Burleson, TX ISD, PSFG:
  1,160,000     Aaa*    6.750% due 8/1/24                              1,247,000
  2,840,000     NR      Pre-Refunded-Escrowed with U.S.
                         Government Securities to 8/1/06
                         Call @ 100, 6.750% due 8/1/24                 3,159,500
  4,000,000     AAA   Harris County, TX Toll Road, FGIC-Insured,
                       5.375% due 8/15/20                              3,715,000
  2,000,000     AAA   Leander, TX ISD, PSFG, 5.625% due
                       8/15/18                                         1,940,000
  2,000,000     AAA   Red River Authority, TX PCR, MBIA-Insured,
                       6.000% due 6/1/20                               2,000,000

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


 Face
Amount          Rating          Security                                Value
================================================================================

Texas - 8.7% (continued)
$12,250,000     BB    Sam Rayburn, TX Municipal Power Agency,
                        Series A, 6.750% due 10/1/14(b)              $11,193,438
  5,800,000     AAA   Texas State Turnpike Authority, Dallas
                        North Thruway Revenue, President George
                        Bush Turnpike, FGIC-Insured,
                        5.250% due 1/1/23                              5,321,500
--------------------------------------------------------------------------------
                                                                      37,038,938
--------------------------------------------------------------------------------
Utah - 4.4%
                      Intermountain Power Agency,
                        Utah Power Supply Revenue Refunding:
  6,000,000     Aa*       Series A, 5.500% due 7/1/20                  5,572,500
  9,000,000     Aa*       Series D, 5.500% due 7/1/21                  7,818,750
  6,000,000     AAA   Murray City, Utah Hospital Revenue
                        Refunding, IHC Health Services Inc.,
                        MBIA-Insured, 5.000% due 5/15/22               5,217,658
--------------------------------------------------------------------------------
                                                                      18,608,908
--------------------------------------------------------------------------------
Virginia - 3.4%
  4,700,000     A*    Harrisonburg, VA Redevelopment (Jail &
                        Courthouse Project), and Housing Authority,
                        Public Facility Lease Revenue,
                        6.500% due 9/1/14                              4,829,250
  2,000,000     AAA   Upper Occoquan Sewer Authority, Virginia
                        Regional Sewer Revenue, Series A,
                        MBIA-Insured, 5.000% due 7/1/25                1,752,500
                      Virginia State Housing Development Authority,
                        Multi-Family Housing:
                          Series D:
  1,655,000     AA+         6.250% due 1/1/15                          1,657,069
  1,715,000     AA+         6.250% due 7/1/15                          1,717,144
  1,235,000     AA+       Series H, 6.300% due 11/1/15                 1,255,069
    600,000     AA+       Series K, 5.800% due 11/1/10                   607,500
                        Single-Family Housing:
  1,210,000     AA+       5.700% due 1/1/09                            1,203,950
  1,390,000     AA+       5.900% due 7/1/11                            1,390,000
--------------------------------------------------------------------------------
                                                                      14,412,482
--------------------------------------------------------------------------------
Washington - 6.5%
  4,750,000     A+      Chelan County, WA GO Public Utilities
                          District No. 001, Series 1993A,
                          District 4, Remarketed, (mandatory
                          put 7/1/19), 6.750% due 7/1/62               4,850,937

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------


 Face
Amount          Rating          Security                                Value
================================================================================
Washington -- 6.5% (continued)
$11,300,000     AA-       Washington State Health Care
                           Facilities Authority Revenue,
                           Sisters of Providence Hospital,
                           7.875% due 10/1/10(b)                    $ 12,119,250
                          Washington State Public Power,
                           FSA-Insured:
  6,250,000     AAA         Series B, Nuclear Project No. 2,
                             5.625% due 7/1/12(b)                      6,078,125
                            Series C:
  3,555,000     AAA           Nuclear Project No. 1,
                               5.375% due 7/1/15                       3,292,819
  1,500,000     AAA           Nuclear Project No. 3,
                               5.375% due 7/1/15                       1,389,375
--------------------------------------------------------------------------------
                                                                      27,730,506
--------------------------------------------------------------------------------
West Virginia -- 1.5%
                          Marion County, WV Community Solid Waste
                           Disposal Facilities Revenue:
  1,000,000     NR          American Fiber Resource Project,
                             Series B, 9.250% due 12/1/11(a)(c)          600,000
 10,000,000     NR          American Power Paper Recycling Project,
                             7.750% due 12/1/11(a)(c)                  6,000,000
--------------------------------------------------------------------------------
                                                                       6,600,000
--------------------------------------------------------------------------------
Wisconsin -- 1.7%
  4,070,000     AA        Wisconsin State GO, Series B,
                           6.600% due 1/1/22(a)                        4,268,413
  3,000,000     AAA       Wisconsin State Health and Educational
                           Facilities Authority, (Marquette
                           University Project), MBIA-Insured,
                           5.500% due 12/1/11                          2,913,750
--------------------------------------------------------------------------------
                                                                       7,182,163
--------------------------------------------------------------------------------
                          TOTAL MUNICIPAL BONDS AND NOTES
                          (COST - $431,402,015)                      425,501,319
================================================================================

SHORT-TERM TAX-EXEMPT INVESTMENTS(d) - 0.2%
California -- 0.1%
    600,000     VMIG 1*   California Health Facilities Finance
                           Authority Revenue, Series B,
                           AMBAC-Insured, 3.200% due 7/1/12              600,000
--------------------------------------------------------------------------------

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Schedule of Investments
                    August 31, 1996 (unaudited) (continued)
--------------------------------------------------------------------------------

 Face
Amount          Rating          Security                                Value
================================================================================
SHORT-TERM TAX-EXEMPT INVESTMENTS(d) - 0.2% (continued)
New York - 0.1%
$  300,000      VMIG 1*   New York City Municipal Finance
                           Authority, Water & Sewer Systems
                           Revenue, Series G, FGIC-Insured,
                           3.350% due 6/15/24                       $    300,000
--------------------------------------------------------------------------------
                          SHORT-TERM TAX-EXEMPT INVESTMENTS
                          (COST - $900,000)                              900,000
================================================================================
                          TOTAL INVESTMENTS - 100%
                          (COST - $432,302,015**)                   $426,401,319
================================================================================

(a) Income from this issue is considered a preference item for purposes of calculating the alternative minimum tax.
(b) Security segregated by Custodian for open purchase commitments.
(c) Security is valued by the Fund's Board of Directors (See Note 7).
(d) Variable rate municipal bonds and notes are payable upon not more than one business day's notice.
**  Aggregate cost for Federal income tax purposes is substantially the same.

See pages 13 and 14 for definition of ratings and certain security descriptions.

--------------------------------------------------------------------------------
                  Summary of Investments by Combined Ratings
                          August 31, 1996 (unaudited)
--------------------------------------------------------------------------------

                                                            Percent of
Moody's         and/or          Standard & Poor's       Total Investments
=========================================================================
Aaa                                   AAA                     37.8%
Aa                                    AA                      25.2
A                                     A                        6.9
Baa                                   BBB                     14.4
Ba                                    BB                       2.6
VMIG 1                                A-1                      0.2
NR                                    NR                      12.9
                                                             -----
                                                             100.0%
                                                             =====

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                 Bond Ratings
--------------------------------------------------------------------------------

All ratings are by Standard & Poor's Corporation ("Standard & Poor's"), except those identified by an asterisk (*) are rated by Moody's Investors Services Inc. ("Moody's"). The definitions of the applicable rating symbols are set forth below:

Standard & Poor's - Ratings from "AA" to "BB" may be modified by the addition of a plus (+) or minus (-) sign to show relative standings within the major rating categories.

AAA     - Bonds rated "AAA" have the highest rating assigned by Standard &
          Poor's. Capacity to pay interest and repay principal is extremely strong.
AA      - Bonds rated "AA" have a very strong capacity to pay interest and repay principal and differs from the highest rated issue only in a small degree.
A       - Bonds rated "A" have a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.
BBB     - Bonds rated "BBB" are regarded as having an adequate capacity to pay interest and repay principal. Whereas they normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for bonds in this category than in higher rated categories.
BB      - Bonds rated "BB" have less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments.

Moody's - Numerical modifiers 1, 2 and 3 may be applied to each generic rating from "Aa" to "Baa", where 1 is the highest and 3 the lowest ranking within its generic category.

Aaa     - Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.
Aa      - Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in "Aaa" securities.
A       - Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.
Baa     - Bonds that are rated "Baa" are considered as medium grade obligations,
          i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

NR      - Indicates that the bond is not rated by Standard & Poor's or Moody's.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Short-Term Securities Ratings
--------------------------------------------------------------------------------

SP-1    - Standard & Poor's highest rating indicating very strong or strong capacity to pay principal and interest; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
A-1     - Standard & Poor's highest commercial paper and variable-rate demand obligation (VRDO) rating indicating that the degree of safety regarding timely payment is either overwhelming or very strong; those issues determined to possess overwhelming safety characteristics are denoted with a plus (+) sign.
VMIG 1  - Moody's highest rating for issues having a demand feature - VRDO.
P-1     - Moody's highest rating for commercial paper and for VRDO prior to the advent of the VMIG 1 rating.

--------------------------------------------------------------------------------
                             Security Descriptions
--------------------------------------------------------------------------------

ABAG    - Association of Bay Area Governors
AIG     - American International Guaranty
AMBAC   - American Municipal Bond Assurance Corporation
BAN     - Bond Anticipation Notes
BIG     - Bond Investors Guaranty
CGIC    - Capital Guaranty Insurance Company
CHFCLI  - California Health Facility Construction Loan Insurance
COP     - Certificate of Participation
EDA     - Economic Development Authority
ETM     - Escrowed To Maturity
FAIRS   - Floating Adjustable Interest Rate Securities
FGIC    - Financial Guaranty Insurance Company
FHA     - Federal Housing Administration
FHLMC   - Federal Home Loan Mortgage Corporation
FNMA    - Federal National Mortgage Association
FRTC    - Floating Rate Trust Certificates
FSA     - Federal Savings Association
GIC     - Guaranteed Investment Contract
GNMA    - Government National Mortgage Association
GO      - General Obligation
HDC     - Housing Development Corporation
HDA     - Housing Development Authority
HFA     - Housing Finance Authority
IDA     - Industrial Development Authority
IDB     - Industrial Development Board
IDR     - Industrial Development Revenue
INFLOS  - Inverse Floaters
ISD     - Independent School District
LOC     - Letter of Credit
MBIA    - Municipal Bond Investors Assurance Corporation
MVRICS  - Municipal Variable Rate Inverse Coupon Security
PCR     - Pollution Control Revenue
PFA     - Public Finance Authority
PSFG    - Permanent School Fund Guaranty
RAN     - Revenue Anticipation Notes
RIBS    - Residual Interest Bonds
RITES   - Residual Interest Tax-Exempt Securities
TAN     - Tax Anticipation Notes
TECP    - Tax Exempt Commercial Paper
TOB     - Tender Option Bonds
TRAN    - Tax and Revenue Anticipation Notes
SYCC    - Structured Yield Curve Certificate
VA      - Veterans Administration
VRDD    - Variable Rate Daily Demand
VRWE    - Variable Rate Wednesday Demand

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Statement of Assets and Liabilities
                                  (unaudited)
--------------------------------------------------------------------------------

                                                                 August 31, 1996
================================================================================
ASSETS:
  Investments, at value (Cost - $432,302,015)                     $426,401,319
  Cash                                                                  31,931
  Interest receiveable                                               6,636,376
--------------------------------------------------------------------------------
  Total Assets                                                     433,069,626
--------------------------------------------------------------------------------
LIABILITIES:
  Payable for securities purchased                                  16,714,836
  Dividends payable                                                    992,472
  Investment advisory fees payable                                     254,795
  Administration fees payable                                           73,735
  Accrued expenses                                                     203,161
--------------------------------------------------------------------------------
  Total Liabilities                                                 18,238,999
--------------------------------------------------------------------------------
Total Net Assets                                                  $414,830,627
================================================================================
NET ASSETS:
  Par value of capital shares                                     $     34,498
  Capital paid in excess of par value                              412,278,884
  Undistributed net investment income                                1,302,989
  Accumulated net realized gain on security transactions
   and futures contracts                                             7,114,952
  Net unrealized depreciation of investments                        (5,900,696)
--------------------------------------------------------------------------------
Total Net Assets
  (Equivalent to $12.02 a share on 34,498,420 shares of
  $0.001 par value outstanding: 500,000,000 shares authorized)    $414,830,627
================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                            Statement of Operations
            For the Three Months Ended August 31, 1996 (unaudited)
--------------------------------------------------------------------------------

================================================================================
INVESTMENT INCOME:
  Interest                                              $ 7,112,514
--------------------------------------------------------------------------------

EXPENSES:
  Investment advisory fees (Note 2)                         737,681
  Administration fees (Note 2)                              210,766
  Shareholder communications                                 52,285
  Audit and legal                                            13,336
  Directors' fees                                            12,317
  Registration fees                                           8,271
  Shareholder and system servicing fees                       6,149
  Custody                                                     4,826
  Pricing service fees                                        3,017
  Other                                                       2,494
--------------------------------------------------------------------------------
  Total Expenses                                          1,051,142
--------------------------------------------------------------------------------
Net Investment Income                                     6,061,372
--------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FUTURES CONTRACTS (NOTES 4 AND 5):
  Realized Gain From:
    Security transactions (excluding short-term
     securities)                                          1,958,622
    Future contracts                                         56,063
--------------------------------------------------------------------------------
  Net Realized Gain                                       2,014,685
--------------------------------------------------------------------------------
  Change in Net Unrealized Depreciation of Investments:
    Beginning of period                                    (940,504)
    End of period                                        (5,900,696)
--------------------------------------------------------------------------------
  Increase in Net Unrealized Depreciation                (4,960,192)
--------------------------------------------------------------------------------
Net Loss on Investments and Futures Contracts            (2,945,507)
--------------------------------------------------------------------------------
Increase in Net Assets From Operations                  $ 3,115,865
================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                      Statements of Changes in Net Assets
--------------------------------------------------------------------------------


                                        Three Months
                                           Ended
                                          8/31/96       Year Ended
                                        (unaudited)       5/31/96
================================================================================
OPERATIONS:
  Net investment income                 $  6,061,372    $ 23,014,251
  Net realized gain                        2,014,685       7,326,011
  Increase in net unrealized
   depreciation                           (4,960,192)    (19,254,835)
--------------------------------------------------------------------------------
  Increase in Net Assets From
   Operations                              3,115,865      11,085,427
--------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREHOLDERS
FROM (NOTE 3):
  Net investment income                   (6,209,716)    (25,858,323)
  Net realized gains                               -        (222,483)
--------------------------------------------------------------------------------
  Decrease in Net Assets From
    Distributions to Shareholders         (6,209,716)    (26,080,806)
--------------------------------------------------------------------------------
Decrease in Net Assets                    (3,093,851)    (14,995,379)
NET ASSETS:
  Beginning of period                    417,924,478     432,919,857
--------------------------------------------------------------------------------
  End of period*                        $414,830,627    $417,924,478
================================================================================
* Includes undistributed net
    investment income of:               $  1,302,989    $  1,451,333
================================================================================

                      See Notes to Financial Statements.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                                  (unaudited)
--------------------------------------------------------------------------------

     1. Significant Accounting Policies

     Managed Municipals Portfolio Inc. ("Fund"), a Maryland corporation, is registered under the Investment Company Act of 1940, as amended, as a non-diversified, closed-end management investment company.

     The significant accounting policies consistently followed by the Fund are:
(a) security transactions are accounted for on trade date; (b) securities are valued at the mean between bid and ask prices provided by an independent pricing service that are based on transactions in municipal obligations, quotations from municipal bond dealers, market transactions in comparable securities and various relationships between securities; (c) securities maturing within 60 days or less are valued at cost plus accreted discount, or minus amortized premium, as applicable; (d) gains or losses on the sale of securities are calculated by using the specific identification method; (e) interest income, adjusted for amortization of premium and accretion of original issue discount, is recorded on the accrual basis; market discount is recognized upon the disposition of the security; (f) dividends and distributions to shareholders are recorded on the ex-dividend date; (g) the Fund intends to comply with the applicable provisions of the Internal Revenue Code of 1986, as amended, pertaining to regulated investment companies and to make distributions of taxable income sufficient to relieve it from substantially all Federal income and excise taxes; (h) the character of income and gains to be distributed are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. At May 31, 1996, reclassifications were made to the Fund's capital accounts to reflect permanent book/tax differences and income and gains available for distributions under income tax regulations. Net investment income, net realized gains and net assets were not affected by this change; and (i) estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ.

     In addition, certain prior year numbers have been restated to reflect current year's presentation. Net investment income, net realized gains, and net assets were not affected in this change.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                            (unaudited) (continued)
--------------------------------------------------------------------------------

     2. Investment Advisory Agreement, Administration Agreement and Other Transactions

     Smith Barney Mutual Funds Management Inc. ("SBMFM"), a subsidiary of Smith Barney Holdings Inc. ("SBH"), through its Greenwich Street Advisors division, acts as investment adviser to the Fund. The Fund pays SBMFM a fee calculated at an annual rate of 0.70% of the average daily net assets of the Fund. This fee is calculated daily and paid monthly.

     SBMFM also acts as the Fund's administrator for which the Fund pays a fee calculated at an annual rate of 0.20% of the average daily net assets; this fee is calculated daily and paid monthly.

     All officers and one Director of the Fund are employees of Smith Barney
Inc.

     3. Exempt-Interest Dividends and Other Distributions

     The Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular Federal income tax and from designated state income taxes, to retain such tax-exempt status when distributed to the shareholders of the Fund.

     Capital gain distributions, if any, are taxable to shareholders, and are declared and paid at least annually.

     4. Securities Transactions

     For the three months ended August 31, 1996, the aggregate cost of purchases and proceeds from sales of investments (including maturities, but excluding short-term securities) were $142,775,958 and $121,693,809 respectively.

     At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of investments were as follows:

================================================================================
Gross unrealized appreciation                           $  9,995,448*
Gross unrealized depreciation                            (15,896,144)*
--------------------------------------------------------------------------------
Gross unrealized depreciation                           $ (5,900,696)*
================================================================================
* Substantially the same for Federal income tax purposes.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                            (unaudited)(continued)
--------------------------------------------------------------------------------

     5. Futures Contracts

     Initial margin deposits made upon entering into futures contracts are recognized as assets. The initial margin is segregated by the custodian and is noted in the schedule of investments. During the period the futures contract is open, changes in the value of the contract are recognized as unrealized gains or losses by "marking-to-market" on a daily basis to reflect the market value of the contract at the end of each day's trading. Variation margin payments are made or received and recognized as assets due from or liabilities due to broker, depending upon whether unrealized gains or losses are incurred. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the proceeds from (or cost of) the closing transactions and the Fund's basis in the contract. The Fund enters into such contracts to hedge a portion of its portfolio. The Fund bears the market risk that arises from changes in the value of the financial instruments and securities indices (futures contracts) and the credit risk should a counterparty fail to perform under such contracts.

     At August 31, 1996, there were no open futures contracts.

     6. Off Balance Sheet Risk

     During the three months ended August 31, 1996, the Fund had entered into transactions with off-balance-sheet risk in order to reduce its exposure to market risk. These financial instruments include the short selling of futures. These instruments contain off-balance-sheet risk whereby change in market values of the instruments may be in excess of the amounts recognized in the schedule of investments.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                         Notes to Financial Statements
                            (unaudited)(continued)
--------------------------------------------------------------------------------

     7. Securities Valued by the Fund's Board of Directors

     Some of the Fund's investments are valued at the direction of the Fund's Board of Directors; these securities are valued in good faith, taking into consideration the appropriate economic, financial and other pertinent available information pertaining to the securities. The table below shows the securities valued by the Fund's Board of Directors:


                                                                           Value as a
                                Acquisition       Par      8/31/96         Percentage
Security                           Date         Amount      Value         of Net Assets     Cost
====================================================================================================
Maryland State Energy
 Financing Administration,
 Solid Waste Disposal
 Revenue, Limited Obligation,
 (Hagerstown Project),
 9.000% due 10/15/16              10/5/94    $10,000,000  $8,300,000          2.00%      $10,000,000

Massachusetts State IFA, Solid
 Waste Disposal Revenue,
 Massachusetts Recycling
 Association, Series A,
 9.000% due 8/1/16                 9/8/94     10,000,000   5,000,000          1.21        10,000,000

Michigan State Strategic
 Funding, Limited Obligation
 Revenue, (Blue Water Fiber
 Project), 8.000% due 1/1/12      3/28/94      2,000,000   1,500,000          0.36         2,000,000

Marion County, WV Community
 Solid Waste Disposal
 Facilities Revenue:
   American Fiber Resource
    Project, Series B,
    9.250% due 12/1/11           12/22/95      1,000,000     600,000          0.14         1,000,000

   American Power Paper
    Recycling Project,
    7.750% due 12/1/11           12/16/93      9,000,000   5,400,000          1.30         9,000,000
                                   3/8/95      1,000,000     600,000          0.14           892,860
                                              ----------   ---------                       ---------
                                              10,000,000   6,000,000                       9,892,860
                                              ----------   ---------                       ---------


                                   [GRAPHIC]

--------------------------------------------------------------------------------
                             Financial Highlights
--------------------------------------------------------------------------------

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                       1996(1)          1996          1995          1994      1993(2)
=======================================================================================================
Net Asset Value, Beginning of
 Period                                $12.11          $12.55        $12.26       $13.00      $12.00
-------------------------------------------------------------------------------------------------------
Income From Operations:
  Net investment income                  0.18            0.67          0.72         0.67        0.63
  Net realized and unrealized
   gain (loss)                          (0.09)          (0.35)         0.49        (0.23)       0.97
-------------------------------------------------------------------------------------------------------
Total Income From Operations             0.09            0.32          1.21         0.44        1.60
-------------------------------------------------------------------------------------------------------
Offering Costs Charged
 to Paid-In Capital                         -               -             -            -       (0.02)
-------------------------------------------------------------------------------------------------------
Less Distributions From:
  Net investment income                 (0.18)          (0.75)        (0.67)       (0.67)      (0.55)
  Net realized gains                        -           (0.01)        (0.25)       (0.51)      (0.03)
-------------------------------------------------------------------------------------------------------
Total Distributions                     (0.18)          (0.76)        (0.92)       (1.18)      (0.58)
-------------------------------------------------------------------------------------------------------
Net Asset Value, End of Period         $12.02          $12.11        $12.55       $12.26      $13.00
-------------------------------------------------------------------------------------------------------
Total Return                             0.79%+++        2.79%         8.40%        2.27%       7.02%+++
-------------------------------------------------------------------------------------------------------
Net Assets, End of Period (000s)     $414,831        $417,924      $432,920     $422,792    $443,938
-------------------------------------------------------------------------------------------------------
Ratios to Average Net Assets:
  Expenses                               1.00%+          1.00%         1.02%        1.00%       0.98%+
  Net investment income                  5.75+           5.35          5.97         5.15        5.48+
-------------------------------------------------------------------------------------------------------
Portfolio Turnover Rate                    29%             45%           93%          72%        169%
-------------------------------------------------------------------------------------------------------
Market Value, End of Period            $11.63          $11.69        $11.50       $11.50      $12.25
=======================================================================================================

(1) For the three months ended August 31, 1996 (unaudited).
(2) For the period from June 26, 1992 (commencement of
    operations) to May 31, 1993.
+++ Total return is not annualized, as it may not be representative of the total return for the year.
+   Annualized.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                        Quarterly Results of Operations
                                  (unaudited)
--------------------------------------------------------------------------------


                                                                        Net Realized and                Net Increase
                                                                        Unrealized Gain                 (Decrease) in
                        Investment      Net Investment                     (Loss) on                   Net Assets From
                          Income            Income                        Investments                     Operations
                -----------------------------------------------------------------------------------------------------------
                                Per                     Per                             Per                           Per
Quarter Ended      Total       Share    Total          Share            Total          Share            Total        Share
===========================================================================================================================
August 31,
   1993         $6,954,864     $0.20  $5,796,493       $0.17         $14,702,966      $0.43           $20,499,459     $0.60
November 30,
   1993          6,803,020      0.17   5,731,243        0.17          (1,381,672)     (0.08)            4,349,571      0.09
February 28,
   1994          6,678,467      0.19   5,549,454        0.16          (4,168,370)     (0.12)            1,381,084      0.04
May 31,
   1994          7,004,102      0.24   5,910,189        0.17         (17,312,645)     (0.46)          (11,402,456)    (0.29)
August 31,
   1994          7,178,807      0.21   6,027,342        0.18            (782,448)     (0.02)            5,244,894      0.16
November 30,
   1994          7,092,384      0.20   6,096,465        0.17         (32,730,626)     (0.95)          (26,634,161)    (0.78)
February 28,
   1995          7,280,844      0.21   6,181,630        0.18          35,883,360       1.04            42,064,990      1.22
May 31,
   1995          7,348,720      0.21   6,387,780        0.19          14,909,134       0.42            21,296,914      0.61
August 31,
   1995          6,836,154      0.20   5,726,578        0.17          (4,006,671)     (0.12)            1,719,907      0.05
November 30,
   1995          6,832,879      0.20   5,725,758        0.17           9,842,182       0.29            15,567,940      0.45
February 29,
   1996          6,815,655      0.19   5,690,615        0.16            (268,190)     (0.01)            5,422,425      0.16
May 31,
   1996          6,848,128      0.20   5,871,300        0.17         (17,496,145)     (0.51)          (11,624,845)    (0.34)
August 31,
   1996          7,112,514      0.21   6,061,372        0.18          (2,945,507)     (0.09)            3,115,865      0.09
===========================================================================================================================

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                                Financial Data
                                 (unaudited)
--------------------------------------------------------------------------------

FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD:


                                                                Capital
                        NYSE            Net                      Gains       Dividend
                      Closing          Asset      Dividend     Dividend    Reinvestment
Payable Date          Price+           Value+       Paid         Paid         Price
========================================================================================
June 30, 1994        $11.500          $12.11       $0.061           -         $11.86
July 31, 1994         11.625           12.32        0.061           -          11.90
August 31, 1994       11.500           12.29        0.061           -          11.64
September 30, 1994    11.000           11.98        0.061           -          11.43
October 31, 1994      11.125           11.79        0.061           -          10.81
November 30, 1994     10.375           10.99        0.061           -          10.58
December 30, 1994     10.250           11.33            -      $0.140          10.87
January 31, 1995      11.000           11.56        0.061           -          11.33
February 28, 1995     11.375           12.07        0.061           -          11.46
March 31, 1995        11.375           12.26        0.061           -          11.56
April 28, 1995        11.375           12.41        0.061           -          11.54
May 31, 1995          11.250           12.41        0.061       0.112          11.89
June 30, 1995         11.875           12.49        0.064           -          11.86
July 31, 1995         11.750           12.33        0.064           -          11.84
August 25, 1995       12.000           12.20        0.064           -          11.90
September 29, 1995    11.750           12.38        0.064           -          11.87
October 27, 1995      11.750           12.46        0.064           -          11.92
November 24, 1995     12.062           12.59        0.064           -          11.99
December 29, 1995     12.125           12.69        0.064           -          12.30
January 26, 1996      12.500           12.66        0.064           -          12.51
February 23, 1996     12.250           12.68        0.064           -          12.14
March 29, 1996        11.750           12.43        0.060           -          11.61
April 26, 1996        11.375           12.24        0.060           -          11.53
May 31, 1996          11.688           12.25        0.060           -          11.65
June 28, 1996         11.500           12.05        0.060           -          11.49
July 26, 1996         11.875           12.05        0.060           -          11.87
August 30, 1996       11.625           12.12        0.060           -          11.72
========================================================================================

+ As of record date

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                                  (unaudited)
--------------------------------------------------------------------------------

     Under the Portfolio's Dividend Reinvestment Plan (the "Plan"), a shareholder whose Common Stock is registered in his own name will have all distributions reinvested automatically by First Data Investor Services Group, Inc. ("First Data") as agent under the Plan, unless the shareholder elects to receive cash. Distributions with respect to shares registered in the name of a broker-dealer or other nominee (that is, in "street name") will be reinvested by the broker or nominee in additional Common Stock under the Plan, but only if the service is provided by the broker or nominee, and the broker or nominee makes an election on behalf of the shareholder to participate in the Plan. Distributions with respect to Common Stock registered in the name of Smith Barney will automatically be reinvested by Smith Barney in additional shares under the Plan unless the shareholder elects to receive distributions in cash. A shareholder who holds Common Stock registered in the name of a broker or other nominee may not be able to transfer the Common Stock to another broker or nominee and continue to participate in the Plan. Investors who own Common Stock registered in street name should consult their broker or nominee for details regarding reinvestment.

     The number of shares of Common Stock distributed to participants in the Plan in lieu of a cash dividend is determined in the following manner. Whenever the market price of the Fund's Common Stock is equal to or exceeds the net asset value per share, participants will be issued shares of Common Stock valued at the greater (i) the net asset value per share or (ii) 95% of the then current market price. If the net asset value per share of Common Stock at the time of valuation exceeds the market price of the Common Stock, First Data will buy shares of the Fund's Common Stock on the open market, on the New York Stock Exchange, Inc. or elsewhere, beginning on the payment date of the dividend or distribution, until it has expended for such purchases all of the cash that would otherwise be payable to the participants.

     First Data may commence purchasing shares beginning on the record date for the dividend or distribution. The number of purchased shares that will then be credited to the participants' accounts will be based on the average per share purchase price of the shares so purchased, including brokerage commissions. If First Data commences purchases in the open market and the market price of the shares subsequently exceeds net asset value before the completion of the purchases, First Data will attempt to terminate purchases in the open market and cause the Fund to issue the remaining dividend or distribution in shares at net asset value per share. In this case, the number of shares of Common Stock received by the participant will be based on the weighted average of prices paid for shares purchased in the open market and the price at which the Fund issues the remaining shares.

                                   [GRAPHIC]

--------------------------------------------------------------------------------
                          Dividend Reinvestment Plan
                            (unaudited) (continued)
--------------------------------------------------------------------------------

     Plan participants are not subject to any charge for reinvesting dividends or capital gains distributions. Each Plan participant will, however, bear a proportionate share of brokerage commissions incurred with respect to First Data's open market purchases of shares of Common Stock in connection with reinvestment of dividends or capital gains distributions.

     A participant in the Plan will be treated for Federal income tax purposes as having received, on the dividend payment date, a dividend or distribution in an amount equal to the cash that the participant could have received instead of shares of Common Stock.

     A shareholder may terminate participation in the Plan at any time by notifying First Data in writing. A termination will be effective immediately if notice is received by First Data not less than 10 days before any dividend or distribution record date. Otherwise, the termination will be effective, and only with respect to any subsequent dividends or distributions, on the first trading day after the dividend or distribution has been credited to the participant's account in additional shares of Common Stock of the Fund. Upon termination according to a participant's instructions, First Data will either (a) issue certificates for the whole shares credited to a Plan account and a check representing any fractional shares or (b) sell the shares in the market. There will be $5.00 fee assessed for liquidation service, plus brokerage commissions, and First Data is authorized to sell a sufficient number of a participant's shares to cover such amounts.

     The Plan is described in more detail on pages 17-19 of the Fund's Prospectus dated September 28, 1994. Information concerning the Plan may be obtained from First Data at (800) 331-1710.

                       --------------------------------

     Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that from time to time the Fund may purchase at market prices shares of its common stock in the open market.

                                   [GRAPHIC]

MANAGED MUNICIPALS
PORTFOLIO INC.


DIRECTORS

Charles F. Barber
Allan J. Bloostein
Martin Brody
Dwight B. Crane
Robert A. Frankel
William R. Hutchinson
Heath B. McLendon, Chairman


OFFICERS

Heath B. McLendon
Chief Executive Officer

Jessica M. Bibliowicz
President

Lewis E. Daidone
Senior Vice President
and Treasurer

Joseph P. Deane
Vice President and
Investment Officer

David Fare
Investment Officer

Thomas M. Reynolds
Controller

Christina T. Sydor
Secretary


INVESTMENT ADVISER AND ADMINISTRATOR

Smith Barney Mutual Funds
 Management Inc.
388 Greenwich Street
New York, New York 10013


TRANSFER AGENT

First Data Investor Services
 Group, Inc.
P.O. Box 1376
Boston, Massachusetts 02104


CUSTODIAN

PNC Bank, N.A.
17th & Chestnut Streets
Philadelphia, Pennsylvania 19103

                                   [GRAPHIC]

This report is sent to the shareholders of the Managed Municipals Portfolio Inc. for their information. It is not a Prospectus, circular or representation intended for use in the purchase or sale of shares of the Fund or of any securities mentioned in the report.


FD0776 10/96